SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):    March 7, 2002

CHITTENDEN CORPORATION
(Exact name of Registrant as specified in charter)

Vermont (State or other jurisdiction of incorporation)	0-7974 (Commission File Number)	03-0228404 (IRS Employer Identification No.)

Two Burlington Square, Burlington, Vermont (Address of principal executive offices)		05401 (Zip Code)

Registrant’s telephone number, including area code: (802) 660-1410

Not Applicable
(Former name or former address,
if changed since last report)

ITEM 5.    OTHER EVENTS

A Power Point presentation distributed at various analyst meetings as of March 6, 2002 is attached as an exhibit to this Form 8-K.

INDEX TO EXHIBITS

EXHIBIT NUMBER		PAGE NUMBER

(28)	Additional Exhibits	5

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

CHITTENDEN CORPORATION
(Registrant)

BY: /S/    F. Sheldon Prentice
Senior Vice President, General Counsel and Secretary

DATE: March 7, 2002

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